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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Royal Gold, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF CLASS II DIRECTORS
DIRECTORS AND OFFICERS
MEETINGS AND COMMITTEES OF THE BOARD
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

ROYAL GOLD, INC.

1660 Wynkoop Street, Suite 1000
Denver, Colorado 80202
303/573-1660
303/595-9385 (Fax)
info@royalgold.com (E-mail)
www.royalgold.com (Web site)

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 10, 2004

* * *

To the Stockholders of ROYAL GOLD, INC.:

             NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Royal Gold, Inc. will be held at 9:30 a.m., on Wednesday, November 10, 2004, at the Oxford Hotel, Sage Room, 1600 Seventeenth Street, Denver, Colorado, USA, to:

1.	Elect three Class II Directors to serve until the 2007 Annual Meeting of Stockholders or until each such director’s successor is elected and qualified;

2.	Approve and adopt the Company’s 2004 Omnibus Long-Term Incentive Plan;

3.	Ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending June 30, 2005; and

4.	Transact any other business that may properly come before the meeting and any postponements or adjournments thereof.

             All stockholders are cordially invited to attend the meeting; however, only stockholders of record as of the close of business on September 17, 2004 are entitled to vote at the meeting and any postponements or adjournments thereof. It is important that your shares are represented and voted at the annual meeting. For that reason, whether or not you expect to attend in person, please mark, sign and date the enclosed proxy and return it promptly in the enclosed envelope. You can also vote over the telephone or the Internet as described on the enclosed voting instruction form. If you do attend the annual meeting, you may withdraw your proxy should you wish to vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Karen P. Gross
Karen P. Gross
Vice President & Corporate Secretary

October 8, 2004

ROYAL GOLD, INC.

1660 Wynkoop Street, Suite 1000
Denver, Colorado 80202
303/573-1660
303/595-9385 (Fax)
info@royalgold.com (E-mail)
www.royalgold.com (Web site)

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS

General Information

             This Proxy Statement is furnished to holders of Royal Gold, Inc. (the “Company”) common stock, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company, to be voted at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Wednesday, November 10, 2004, at 9:30 a.m. This Proxy Statement and the proxy card were first mailed to Stockholders on or about October 8, 2004.

Stockholders Entitled to Vote

             All Stockholders of record of the Common Stock ($0.01 par value) of the Company (“Common Stock”) at the close of business on September 17, 2004 (the “Record Date”), are entitled to vote at the Annual Meeting and at any and all postponements and adjournments thereof. As of the Record Date, there were 20,783,359 shares of Common Stock outstanding and entitled to vote.

Voting Your Shares

             Each share of Common Stock that you own entitles you to one vote. Your proxy card shows the number of shares of Common Stock that you own.

             You may vote your shares by signing and returning the enclosed proxy. If you vote by proxy, the “proxy holders” (each or any of the individuals named on the proxy) will vote your shares as you instruct on the proxy. If you sign and return the proxy, but do not give instructions on how to vote your shares, your shares will be voted (1) FOR the election of directors as described herein under “Proposal 1 — Election of Directors,” (2) FOR the approval and adoption of the Company’s 2004 Omnibus Long-Term Incentive Plan as described herein under “Proposal 2 — Approval and Adoption of the Company’s 2004 Omnibus Long-Term Incentive Plan,” and (3) FOR ratification of the appointment of the Company’s independent auditors described herein under “Proposal 3 — Ratification of Appointment of Independent Auditors.”

             You may vote by telephone or by the Internet by following the telephone or Internet voting instructions that are included with your proxy card. If you vote by telephone or the Internet, you do not need to return your proxy card.

             You may attend the Annual Meeting and vote in person. You will be given a ballot when you arrive. However, if your stock is held in the name of your broker, bank or another nominee, you must get a signed proxy from the broker, bank or other nominee giving you the right to vote your shares. This will be the only way we can be sure that the broker, bank or other nominee has not already voted your shares on your behalf.

Revocation of Proxy or Voting Instruction Form

             You may revoke your proxy at any time before the proxy is voted at the Annual Meeting. This can be done by either submitting another properly completed proxy card with a later date, sending a written notice of revocation to the Secretary of the Company with a later date or by attending the Annual Meeting and voting in person. You should be aware that simply attending the Annual Meeting will not automatically revoke your previously submitted proxy, rather you must notify a Company representative at the Annual Meeting of your desire to revoke your proxy and vote in person. Written notice revoking a proxy should be sent to the Corporate Secretary, Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202.

Votes Required to Approve the Proposals

             The holders of a majority of the issued and outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. Abstentions and broker non-votes will be counted as being present in person for purposes of determining whether there is a quorum. The affirmative vote of sixty percent (60%) of the shares that are represented and entitled to vote at a meeting at which a quorum is present shall be the act of the Stockholders.

             All voting rights are vested exclusively in the holders of the Common Stock. As of the Record Date, there were 20,783,359 shares of Common Stock outstanding. Each share of Common Stock entitles the Stockholder to one vote on all matters that may come before the Annual Meeting.

             Votes at the Annual Meeting will be tabulated and certified by Computershare Trust, the Company’s Transfer Agent. Computershare Trust will treat shares of Common Stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

             In the election of directors, each Stockholder eligible to vote may vote the number of shares of Common Stock held for each director to be elected, but cumulative voting is not permitted. Under Delaware law, holders of Common Stock are not entitled to appraisal or dissenters’ rights with respect to the matters to be considered at the Annual Meeting.

Tabulation of Votes

             Abstentions will be counted as shares present and entitled to be voted. Thus, abstentions will count the same as a vote AGAINST Proposals 1, 2 or 3. Brokers have discretion to vote shares they hold in “street name” on certain routine matters. The election of directors and the ratification of the appointment of independent auditors are considered routine matters. The approval of the Company’s 2004 Omnibus Long-Term Incentive Plan is considered a non-routine matter. Thus, brokers that do not vote your shares with respect to Proposals 1 and 3 will be treated as abstentions and will count the same as a vote AGAINST Proposals 1 and 3. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matters which the broker does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Thus, broker non-votes will not affect the outcome of the voting on Proposal 2.

Solicitation Costs

             The enclosed proxy card and voting instruction form is being solicited on behalf of the Board of Directors of the Company. In addition to solicitation of proxies by mail, the Company’s directors, officers or employees, without additional compensation, may make solicitations by telephone, facsimile, or personal interview. The Company has retained Georgeson Shareholder Communications Inc. to aid in the solicitation of brokers, banks, intermediaries and other institutional holders in the United States and Canada for a fee of $9,500, plus reimbursement for out-of-pocket expenses. All costs of the solicitation of proxies will be borne by the Company. The Company will also reimburse the banks and brokers for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

             The following table shows the beneficial ownership, as of August 31, 2004, of the Common Stock by each director, by the Chief Executive Officer and by each of the other executive officers whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. These executives are referred to in this Proxy Statement as the “named executive officers.” Also included in the following table is any person known to the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of Common Stock, and by all of the Company’s directors and executive officers as a group.

	Number of Shares of
Name and Address	Common Stock Beneficially Owned			Percent
of Beneficial		Subject to		of
Owner	Shares	Options(1)	Total	Class

Stanley Dempsey(2)	641,190	216,257	857,447	4.1%
Chairman and Chief Executive Officer 1660 Wynkoop Street Suite 1000 Denver, Colorado 80202

Edwin W. Peiker, Jr.(3)	307,126	40,000	347,126	1.7%
Director 555 Ord Drive Boulder, CO 80303
John W. Goth	26,000	40,000	66,000	*
Director 14142 Denver West Parkway Suite 250 Golden, CO 80401

Pierre Gousseland	21,500	40,000	61,500	*
Director 4 Lafayette Court, #1B Greenwich, CT 06830

James W. Stuckert	1,772,455	40,000	1,812,455	8.7%
Director P.O. Box 32760 Louisville, Kentucky 40232

Merritt E. Marcus	366,262	40,000	406,262	1.9%
Director 1412 Mockingbird Valley Green Louisville, KY 40207

S. Oden Howell, Jr.	523,680	40,000	563,680	2.7%
Director P.O. Box 36097 Louisville, KY 40233

Donald Worth	9,000	10,000	19,000	*
Director 2679 Bayview Avenue Willowdale, Ontario M2L 1C1 Canada

Tony Jensen	2,500	52,040	54,540	*
President and Director 1660 Wynkoop Street Suite 1000 Denver, CO 80202

	Number of Shares of
Name and Address	Common Stock Beneficially Owned			Percent
of Beneficial		Subject to		of
Owner	Shares	Options(1)	Total	Class

Karen P. Gross	50,486	164,190	214,676	1.0%
Vice President & Corporate Secretary 1660 Wynkoop Street Suite 1000 Denver, CO 80202

Donald Baker	11,090	34,800	45,890	*
Vice President, Corporate Development 1660 Wynkoop Street Suite 1000 Denver, CO 80202

Stefan Wenger	0	4,980	4,980	*
Treasurer and Chief Accounting Officer 1660 Wynkoop Street Suite 1000 Denver, CO 80202

All Directors and Officers	3,731,289	722,267	4,453,556	21.4%
as a Group (13 persons)(4)

*	Less than 1% ownership of the Company’s Common Stock.

(1)	See “Compensation of Directors and Executive Officers — Aggregated Option Exercises and Fiscal Year-End Option Values.” The options reflected here are exercisable within 60 days of the date of this Proxy Statement.

(2)	The amount shown in the table includes 160,748 shares beneficially owned by certain members of Mr. Dempsey’s immediate family. Mr. Dempsey disclaims beneficial ownership of these 160,748 shares of Common Stock.

(3)	The amount shown in the table includes 14,200 shares beneficially owned by certain members of Mr. Peiker’s immediate family. Mr. Peiker disclaims beneficial ownership of these 14,200 shares of Common Stock.

(4)	This includes Randy Parcel who joined the Company in June 2004 as Vice President and General Counsel.

PROPOSAL 1.

ELECTION OF CLASS II DIRECTORS

             The Company’s Board of Directors consists of three classes of directors, with each class of directors serving for a three-year term ending in a successive year. The Company’s current Class I Directors are Messrs. Dempsey, Jensen and Goth; the Class II Directors are Messrs. Stuckert, Marcus and Gousseland; and the Class III Directors are Messrs. Howell, Peiker and Worth. On August 25, 2004, the Board of Directors elected Mr. Jensen as a Class I Director filling a vacancy in that Class. Mr. Jensen’s term as a Class I Director will expire in 2006.

             If the enclosed proxy is properly signed and received in time for the Annual Meeting, and if the proxy does not indicate otherwise, the represented shares will be voted FOR James W. Stuckert, Merritt E. Marcus, and Pierre Gousseland as Class II Directors of the Company. If any of the nominees for election as a Class II Director should refuse or be unable to serve (an event that is not anticipated), the proxy will be voted for a substitute nominee who is designated by the Board of Directors. Each Class II Director elected shall serve until the 2007 Annual Meeting, or until his successor is elected and qualified.

             Information concerning the nominees for election as directors is set forth below under “Directors and Officers.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

THE STOCKHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

DIRECTORS AND OFFICERS

             The following is information regarding the directors and officers of the Company related to their names, position with the Company, periods of service and experience. The persons who are nominated for election as directors at the Annual Meeting are indicated with an asterisk.

			Continuously	Class of
		Principal Occupation During Last	a Director	Director/
Name	Age	5 Years and Position with Company	Since	Term Expires

Stanley Dempsey	65	Director. Chairman of the Board of Directors. Chief Executive Officer of the Company since August 1988. President of the Company from May 2002 until August 11, 2003. President and Chief Operating Officer of the Company from July 1, 1987 to April 4, 1988. From 1984 through June 1986, Mr. Dempsey was a partner in the law firm of Arnold & Porter. During the same period, he was a principal in Denver Mining Finance Company, a firm that provides financial, management, and advisory services to the mining industry. From 1960 through 1987, Mr. Dempsey was employed by AMAX, Inc., a major international mining firm, serving in various managerial and executive capacities. Mr. Dempsey is also a member of the board of directors of various mining-related associations.	August 1983	I/2006

			Continuously	Class of
		Principal Occupation During Last	a Director	Director/
Name	Age	5 Years and Position with Company	Since	Term Expires

Tony Jensen	41	Director. President and Chief Operating Officer of the Company since August 2003. Mr. Jensen has over twenty years of mining industry experience, eighteen with Placer Dome Inc. Before joining the Company, he was the Mine General Manager of the Cortez Joint Venture from August 1999 to June 2003, a mining joint venture by Placer Cortez, Inc., a subsidiary of Placer Dome Inc. and Kennecott Explorations (Australia) Ltd., a subsidiary of Rio Tinto. His extensive background in operations was developed both in the United States and Chile where he occupied several senior management positions. Mr. Jensen is Chairman and Director of the Industrial Advisory Board of the South Dakota School of Mines and Technology, and serves on the board of the Nevada Mining Association.	August 2004	I/2006
John W. Goth	77	Director. Executive Director of the Denver Gold Group. A consultant to the mining industry since 1985. Mr. Goth held several senior positions at AMAX, Inc., a major international mining firm, from April 1, 1954 to November 1, 1985. He is currently a director of U.S. Gold Corporation, U.S. Zeolites, Behre Dolbear, the Mineral Information Institute and the Mining and Metallurgical Society of America. He is a former director of Magma Copper Corporation and Dome Mines Corporation.	August 1988	I/2006

			Continuously	Class of
		Principal Occupation During Last	a Director	Director/
Name	Age	5 Years and Position with Company	Since	Term Expires

*Pierre Gousseland	82	Director. Financial consultant since 1986. From 1977 until January 1986, Mr. Gousseland was Chairman and Chief Executive Officer of AMAX, Inc., a major international mining firm. Mr. Gousseland was a former director of Guyanor Ressources S.A., French American Banking Corporation of New York, the American International Group, Inc., Union Miniere, S.A. (Belgium), Degussa AG (Germany), IBM World Trade Europe/ Middle East Africa Corporation and Pancontinental Mining Europe GmbH (Germany). Mr. Gousseland has served on the Chase Manhattan International and Creditanstaldt International (Vienna, Austria) Advisory Boards, and is past president of the French-American Chamber of Commerce in the United States.	June 1992	II/2004
*Merritt E. Marcus	70	Director. Former President and Chief Executive Officer of Marcus Paint Company, a manufacturer of industrial liquid coatings, and Performance Powders, LLC, a manufacturer of industrial powder coatings, from 1983 until 2004. Mr. Marcus has served several terms as a director of the National Paint and Coatings Association.	December 1992	II/2004
*James W. Stuckert	66	Director. Former Chairman and Chief Executive Officer of Hilliard, Lyons, Inc., Louisville, Kentucky, a full service financial asset management firm. Mr. Stuckert is also a director of Hilliard, Lyons, Inc., and Senbanc Fund. He joined Hilliard, Lyons in 1962 and served in several capacities prior to being named Chairman in December 1995. He served in this role until December 2003.	September 1989	II/2004
S. Oden Howell, Jr.	64	Director. President of Howell & Howell Contractors, Inc., a renovation contractor and industrial and commercial painting contractor, since 1988. Owner of Kessinger Service Industries, LLC, an industrial coatings contractor firm. From 1972 until 1988, Mr. Howell was Secretary/ Treasurer of Howell & Howell, Inc., an industrial and commercial painting contractor firm.	December 1993	III/2005

			Continuously	Class of
		Principal Occupation During Last	a Director	Director/
Name	Age	5 Years and Position with Company	Since	Term Expires

Edwin W. Peiker, Jr.	73	Director. President and Chief Operating Officer of the Company from April 1988 until February 1992. Vice president of engineering of the Company from May 1987 to April 1988. Principal in Denver Mining Finance Company, from 1984 until 1986, a firm that provides financial, management, and advisory services to the mining industry. From 1983 to 1986, Mr. Peiker was engaged in mineral consulting activities. During the period from 1966 to 1983, Mr. Peiker served in a variety of positions with the Climax Molybdenum division of AMAX, Inc., a major international mining firm involved in exploration activities worldwide.	May 1987	III/2005
Donald Worth	71	Director. Financial and mining consultant since September 1997. Mr. Worth has been involved in the mining industry since 1949. He formerly was a mining specialist and a vice president of Canadian Imperial Bank of Commerce (Canada) from July 1989 to August 1997. Mr. Worth is a director of Sentry Select Capital Corporation, Cornerstone Capital Resources, Inc., and Tiomin Resources Inc. He is also a trustee of Labrador Iron Ore Royalty Income Fund, and is involved with several professional associations both in Canada and the United States.	April 1999	III/2005
Karen P. Gross	50	Vice President of the Company since June 1994 and Corporate Secretary since 1989. From 1987 until 1989, Ms. Gross was the Assistant Secretary to the Company. Ms. Gross is in charge of investor relations, public relations and ensuring the Company’s compliance with various corporate governance standards.
Donald J. Baker	55	Vice President Corporate Development of the Company since November 1998. From December 1996 until November 1998, Mr. Baker was Manager of Corporate Development. From 1994 until 1997, he was a consultant to the Company. Mr. Baker was previously employed by Climax Molybdenum Company and Homestake Mining Company.

			Continuously	Class of
		Principal Occupation During Last	a Director	Director/
Name	Age	5 Years and Position with Company	Since	Term Expires

Stefan Wenger	31	Treasurer and Chief Accounting Officer of the Company since April 2003.
From June 2002 until March 2003,
he was a manager with PricewaterhouseCoopers LLP. From September 2000 until June 2002, he was senior staff accountant and manager with Arthur Andersen LLP. Mr. Wenger has provided audit and business advisory services to the mining and oil and gas industries since 1995. Mr. Wenger is a certified public accountant.
Randy Parcel	59	Vice President and General Counsel since June 2004. Served as the Managing Partner of the Denver office of Perkins Coie LLP from January 2001 until May 2004. Prior to forming his own law firm in 1978, Mr. Parcel was in-house counsel to the mining division of Johns-Manville Corporation and was a partner at the Denver law firm of Holland & Hart. He has over thirty years experience in mining and natural resources law.

MEETINGS AND COMMITTEES OF THE BOARD

             During the fiscal year ended June 30, 2004, the Board of Directors held five regular meetings, and on six separate occasions action was taken by unanimous written consent. Each director attended (in person or by telephone) at least 75% of the aggregate number of meetings of the Board and of the Committee(s) of the Board on which he served, except for Mr. Gousseland, who attended in person or by telephone, at least 60% of the aggregate number of meetings of the Board, and all of the Committee(s) of the Board on which he served. It is the Company’s policy that each member of the Board of Directors is expected to attend each Annual Meeting of Stockholders. All directors, except for one, attended last year’s Annual Meeting of Stockholders.

Independence of Directors

             The independent members of the Board of Directors have determined that each of the directors, except for Messrs. Dempsey and Jensen, who are officers of the Company, is “independent” under Rule 4200(a)(15) of the NASD listing standards. The Board considers Mr. Peiker “independent” since he has not been involved with the day to day management of the Company since February 1992 and does not serve on any Committees of the Board. The Board of Directors has determined that the directors designated as “independent” have no relationship with the Company that may interfere with the exercise of their independent judgment.

Lead Director

             The Board of Directors has elected a lead, independent director who presides over executive sessions of the independent directors scheduled at each regular Board meeting. This lead director position is a rotating position on a yearly basis. The lead director serves as liaison between the Chairman and other independent directors. The Board of Directors has selected John W. Goth to serve as lead director for the 2005 fiscal year.

Audit Committee

             The Board of Directors has a standing Audit Committee. The Audit Committee consists of James W. Stuckert, John W. Goth, and Donald Worth. All members of the Audit Committee are independent under Rule 4200(a)(15) of the NASD listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. The Audit Committee held eight meetings during the fiscal year. The Board of Directors has recently adopted an amended Charter for the Audit Committee, which is attached as Appendix A.

             The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial statements and compliance with legal and regulatory requirements and corporate policies and controls. The Audit Committee has the sole authority to retain and terminate the Company’s independent auditors, approve all auditing services and related fees and the terms of any agreements, and to pre–approve any non-audit services to be rendered by the Company’s independent auditors. The Audit Committee is responsible for confirming the independence and objectivity of the independent auditors. The Audit Committee is also responsible for preparation of the annual report of the Audit Committee for public disclosure in the Company’s Proxy Statement. The Board of Directors has determined that James Stuckert is an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K. As an “audit committee financial expert,” Mr. Stuckert satisfies the Nasdaq financial literacy and sophistication requirements.

Compensation, Nominating and Corporate Governance Committee

             In August 2004, the Board of Directors changed its standing Compensation Committee to the Compensation, Nominating and Corporate Governance Committee. The Compensation, Nominating and Corporate Governance Committee consists of John W. Goth, James W. Stuckert and Pierre Gousseland, all of whom are considered independent directors under Rule 4200(a)(15) of the NASD listing standards. The Committee held four meetings during the fiscal year. The Board has adopted a Charter for the Compensation, Nominating and Corporate Governance Committee, which is attached as Appendix B.

             The Compensation, Nominating and Corporate Governance Committee assumes the role of implementing compensation plans for top executives, as well as directors. The Committee’s function is to review new or modified programs in the areas of executive salary, incentive compensation, and stock plans; and review and make recommendations to the Company’s Board of Directors concerning the levels and forms of compensation paid to the officers and key employees of the Company. It also is responsible for preparation of the Annual Report on Executive Compensation for public disclosure in the Company’s Proxy Statement.

             The Compensation, Nominating and Corporate Governance Committee advises the Board of Directors on various corporate governance issues, in addition to compensation matters as discussed above. Additionally, it proposes to the Board of Directors slates of directors to be recommended for election at the Annual Meeting of Stockholders (and any directors to be elected by the Board of Directors to fill vacancies). In selecting director nominees, the Committee assesses the nominee’s independence, as well as considers his or her experience, areas of expertise, diversity, perspective, broad business judgment and leadership, all in the context of an assessment of the perceived needs of the Board at that time. Further, the Committee will consider director candidates recommended by Stockholders using the same criteria outlined above, provided such written recommendations are submitted to the Secretary of the Company in accordance with the advance notice and other provisions of the Company’s Bylaws.

Communication with Stockholders

             Any Stockholder who desires to contact the Company’s Board of Directors may do so by writing to the Vice President and Corporate Secretary, Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202. Any such communication should state the number of shares beneficially owned by the Stockholder making the communication. The Secretary will forward any such communication to the Chairman of the Compensation, Nominating and Corporate Governance

Committee, and will forward such communication to other Board members, as appropriate, provided that such communication addresses a legitimate business issue. For any communication relating to accounting, auditing or fraud, such communication will be forwarded immediately to the Chairman of the Audit Committee.

Code of Business Ethics and Conduct

             The Company has adopted a Code of Business Ethics and Conduct applicable to all of its directors, officers and employees, including the Chief Executive Officer, the Chief Accounting Officer, and other persons performing financial reporting functions. The Code is available through the Company’s web site at www.royalgold.com. The Code is designed to deter wrongdoing and promote (a) honest and ethical conduct; (b) full, fair, accurate, timely and understandable disclosures; (c) compliance with laws, rules and regulations; (d) prompt internal reporting of Code violations; and (e) accountability for adherence to the Code. The Company will post on its web site any amendments to the Code.

Certain Relationships and Related Transactions

             Mr. Edwin W. Peiker, Jr. previously had a consulting agreement with the Company, in which he was entitled to be paid an hourly fee plus expenses. During fiscal year 2004, no consulting fees or expenses were paid to Mr. Peiker under his consulting agreement. In March 2004, Mr. Peiker’s consulting agreement with the Company was terminated.

COMPLIANCE WITH SECTION 16(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

             Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership to the Securities and Exchange Commission. Officers, directors and greater than 10% Stockholders are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of copies of such reports received and written representations from certain persons that no other reports were required for those persons, the Company believes that all filing requirements applicable to its officers, directors and greater than 10% Stockholders were met for the fiscal year ended June 30, 2004, and all transactions are reflected in this Proxy Statement.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

             The following table reflects all compensation awarded or paid to or earned by the named executive officers of the Company, for the fiscal year ended June 30, 2004.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation

					Awards		Payouts
				Other
Name and	Year	Annual Compensation		Annual	Restricted			All Other
Principal	Ended			Compen-	Stock		LTIP	Compen-
Position	June 30	Salary($)	Bonus($)	sation($)	Awards	Options(#)	Payouts($)	sation($)

Stanley Dempsey	2004	275,500	150,000	–	–	2,500	–	31,362	(2)
Chairman and Chief	2003	262,500	175,000	–	–	50,000	–	31,418
Executive Officer	2002	250,000	110,000	–	–	25,000	–	32,177

Tony Jensen(1)	2004	192,250	135,000	–	–	60,000	–	16,933	(3)
President and Chief	2003	–	–	–	–	–	–	–
Operating Officer	2002	–	–	–	–	–	–	–

Karen P. Gross	2004	133,500	60,000	–	–	2,500	–	16,527	(4)
Vice President and	2003	113,500	60,000	–	–	25,000	–	16,437
Corporate Secretary	2002	105,000	50,000	–	–	25,000	–	13,417

Donald Baker	2004	125,000	50,000	–	–	1,500	–	16,304	(5)
Vice President of	2003	105,000	50,000	–	–	25,000	–	16,268
Corporate Development	2002	95,000	40,000	–	–	25,000	–	13,522

Stefan Wenger	2004	95,000	30,000	–	–	2,500	–	9,524	(6)
Treasurer and Chief	2003	21,500	5,000	–	–	4,980	–	2,865
Accounting Officer	2002	–	–	–	–	–	–	–

(1)	Mr. Jensen joined the Company as President and Chief Operating Officer as of August 11, 2003.

(2)	The Company’s payments under the Salary Reduction/ Simplified Employee Pension Plan, or “SARSEP,” made to Mr. Dempsey in fiscal 2004, 2003, and 2002 were $25,500, $25,500 and $26,225, respectively, and the Company’s payment of group term life insurance and long-term disability insurance premiums paid in fiscal 2004, 2003, and 2002 were $5,862, $5,918 and $5,952, respectively.

(3)	The Company’s SARSEP payments made to Mr. Jensen fiscal 2004, 2003, and 2002, were $15,558, $0 and $0, respectively, and the Company’s payment of group term life insurance and long-term disability insurance premiums paid in fiscal 2004, 2003, and 2002 were $1,375, $0 and $0, respectively.

(4)	The Company’s SARSEP payments made to Ms. Gross in fiscal 2004, 2003, and 2002, were $13,545, $13,545 and $10,850, respectively, and the Company’s payment of group term life insurance and long-term disability insurance premiums paid in fiscal 2004, 2003, and 2002 were $2,982, $2,892 and $2,567, respectively.

(5)	The Company’s SARSEP payments made to Mr. Baker in fiscal 2004, 2003, and 2002 were $12,250, $12,250 and $9,450, respectively, and the Company’s payment of group term life insurance premiums paid in fiscal 2004, 2003, and 2002 were $4,054, $4,018 and $4,072, respectively.

(6)	The Company’s SARSEP payments made to Mr. Wenger in fiscal 2004, 2003 and 2002 were $8,750, $1,860 and $0, respectively, and the Company’s payment of group term life insurance and long-term disability insurance premiums paid in fiscal 2004, 2003 and 2002 were $774, $1,005, and $0, respectively. Mr. Wenger joined the Company as of March 31, 2003.

Option Grants in Last Fiscal Year

             During the fiscal year ended June 30, 2004, the named executive officers of the Company were awarded a total of 69,000 stock options. No stock appreciation rights were awarded to any of the officers of the Company, and no existing options held by any of the officers of the Company were repriced.

             The following table sets forth certain information on option grants in fiscal 2004 to the named executive officers.

	Individual Grants				Potential Realizable Value
					at Assumed Annual Rates
	Number of	% of Total			of Stock Price
	Securities	Options			Appreciation for Option
	Underlying	Granted to	Exercise		Term($)(3)
	Options	Employees in	Price
Name	Granted(#)(1)	Fiscal Year	($/share)(2)	Expiration Date	5%	10%

Stanley Dempsey	2,500	4%	12.55	May 20, 2014	19,732	50,004
Tony Jensen	10,000	14%	12.55	May 20, 2014	78,926	200,015
	50,000	72%	23.73	August 19, 2013	746,683	1,890,975
Karen P. Gross	2,500	4%	12.55	May 20, 2014	19,732	50,004
Donald Baker	1,500	2%	12.55	May 20, 2014	11,839	30,002
Stefan Wenger	2,500	4%	12.55	May 20, 2014	19,732	50,004

(1)	Incentive Stock Options granted under the Company’s Equity Incentive Plan vest on the anniversary of the grant date. Non-statutory stock options vest upon grant.

(2)	The exercise price for all options listed was the fair market value of the Company’s Common Stock on the date of grant and may be paid with cash, shares owned at least six months by the optionee valued at fair market value on the date of exercise or any other legal consideration that the Board of Directors may deem appropriate.

(3)	The potential realizable values are stated for the entire number of options granted to each employee. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock (as well as the option holder’s continued employment through the vesting period). The amounts reflected in this table may not necessarily be achieved.

Aggregated Option Exercises and Fiscal Year-End Option Values

             The table below sets forth information regarding the actual value of options exercised by the named executive officers during the fiscal year ended June 30, 2004, and the deemed value of options held by such persons at June 30, 2004.

			Number of		Value of
			Securities		Unexercised
			Underlying		In-the-Money
			Unexercised Options		Options at
			at FY-End(#)		FY-End($)(1)
	Shares
	Acquired on	Value	Exercisable/		Exercisable/
Name	Exercise(#)	Realized($)(2)	Unexercisable		Unexercisable

Stanley Dempsey	74,423	1,445,443	216,257/	2,500	1,405,155/	4,050
Tony Jensen	–	–	52,040/	7,960	3,305/	12,895
Karen P. Gross	–	–	164,190/	2,500	1,185,231/	4,050
Donald Baker	–	–	34,800/	1,500	39,200/	2,430
Stefan Wenger	–	–	4,980/	2,500	–/	4,050

(1)	Value calculated based on the difference between the option price and the closing sale price as reported on The Nasdaq Stock Market (“NASDAQ”), on the last day of the fiscal year ended June 30, 2004, of $14.17 per share.

(2)	Based on the difference between exercise price and closing sale price as reported on NASDAQ, on the dates of exercise.

Equity Compensation Plan Information

             The following table sets forth information concerning shares of Common Stock that are authorized and available for issuance under the Company’s equity compensation plans as of June 30, 2004.

Number of Securities
Remaining Available
for Future Issuance
	Number of Securities	Weighted-Average	Under Equity
	to be Issued Upon	Exercise Price of	Compensation Plans
	Exercise of	Outstanding	(Excluding
	Outstanding Options,	Options, Warrants	Securities Reflected
Plan Category	Warrants and Rights	and Rights	in Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by Stockholders(1)	791,017	$10.86	22,697
Equity compensation plans not approved by Stockholders(2)	–	–	–

Total	791,017	$10.86	22,697

(1)	Includes shares available for future issuance under the Company’s Equity Incentive Plan, as amended.

(2)	The Company does not maintain equity compensation plans that have not been approved by its Stockholders.

Employment Contracts

             Four of the six officers of the Company are employed pursuant to an employment contract providing for salary at current salary levels. Each of the employment contracts is renewable, for a term of 12 months, every February. Pursuant to each of the employment contracts, salary and benefits are to be continued for 12 months following the employee’s involuntary termination, or following the employee’s voluntary termination for “good reason” after a “change in control” event. A change in control event, as defined in the employment contracts, will occur upon: (1) the acquisition, directly or indirectly, by any person or related group of persons, of beneficial ownership of securities possessing more than 30% of the total combined voting power of the Company’s outstanding securities; (2) a change in the composition of the Board over a period of 18 consecutive months or less such that 50% or more of the Board members cease to be directors who either (A) have been directors continuously since the beginning of such period, or (B) have been unanimously elected or nominated by the Board for election as directors during such period; (3) a stockholder-approved merger or consolidation to which the Company is a party and, in which, (A) the Company is not the surviving entity, or (B) securities possessing more than 30% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or (4) the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company.

Pension Plans

             In fiscal 1994, the Company established a variation of a Simplified Employee Pension (“SEP”) Plan, known as a Salary Reduction/ Simplified Employee Pension Plan (“SARSEP”). Management chose this Plan because of regulatory compliance simplicity, avoidance of significant administrative expense, availability of substantial tax-advantaged investment opportunities, and relative freedom from significant vesting or other limitations. Under this Plan, the Company may contribute to a designated IRA account, on an annual basis, up to 15% of each employee-participant’s base compensation. Each such contribution would, within limits, be a deductible expense to the Company; would be free of federal income taxation as to the employee; and would be subject to continuing investment, on a tax-deferred basis, until assets are actually distributed to the employee. All Company employees are eligible to participate in the SARSEP Plan.

Compensation Committee Interlocks and Insider Participation

             The Company’s Compensation, Nominating and Corporate Governance Committee during the 2004 fiscal year consisted of Mr. Goth, who served as Chairman, Mr. Stuckert and Mr. Gousseland. No member of the Committee was, at any time during the 2004 fiscal year or at any other time, an officer or employee of the Company. No executive officer of the Company served on the Compensation Committee of another entity, or any other committee of the Board of Directors of another entity performing similar functions during the Company’s past fiscal year.

Report of the Compensation, Nominating and Corporate Governance Committee on Executive Compensation

             The information contained in the following Report on Executive Compensation shall not be deemed “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933 and the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

             The Compensation, Nominating and Corporate Governance Committee of the Board of Directors is composed entirely of directors who are not officers or employees of the Company. The Committee is responsible for, among other things, setting and administering the policies that govern the compensation for the executive officers of the Company. The Committee evaluates the performance of management and recommends to the full Board of Directors the compensation level for all officers and key employees. The Committee also administers the Company’s Equity Incentive Plan and determines the amount of stock options granted to officers and key employees.

             The primary objectives of the Company’s executive compensation program are: to attract and retain key executives who are critical to the long-term success of the Company by offering compensation packages believed to be appropriate in light of compensation in the industry; to evaluate executive performance in light of the Company’s performance; to provide an economic framework that will motivate executives to achieve goals consistent with the Company’s business strategy; to reward performance that benefits all Stockholders; and to provide a compensation package that recognizes individual results and contributions to the overall success of the Company.

             The Compensation, Nominating and Corporate Governance Committee’s policy objectives are to pay base salaries that are comparable with those paid by the mining industry. Due to the Company’s small staff, compensation practices are flexible and entrepreneurial, with compensation geared to meeting the requirements of the Company and the individual. Bonus payments are paid when individual performance and significant achievements for the Company’s future revenue growth or other circumstances warrant special recognition. Bonuses are based upon the contribution of each individual and are usually paid on an annual basis. Long-term incentives, in the form of stock options, are another component of executive compensation and are granted to ensure an incentive exists to maximize shareholder wealth by tying executive compensation to share price performance, and to reward those executives making a long-term commitment to the Company.

             The Committee evaluates a variety of information when reviewing salary levels and when making recommendations to the full Board. When reviewing individual performance of officers of the Company, the Committee also takes into account the views of the Company’s Chairman and Chief Executive Officer. Before or at the end of each year, the Committee evaluates each individual officer’s performance in order to determine whether to recommend the payment of bonuses and/or options and, if so, the amount of each such bonus and/or options.

             In making recommendations concerning executive compensation, the Committee reviews individual executive compensation, individual performance, corporate performance, stock price appreciation, and total return to Stockholders of the Company. The Board of Directors usually establishes the salary levels of the Company’s executives and officers at its May meeting.

             The Committee also reviews and approves stock option awards, under the Company’s Equity Incentive Plan. The purpose of stock option awards is to provide key employees with an incentive to continue as employees of the Company over the long-term, and to align such employees’ long-range interests with those of the Stockholders by providing the opportunity of having an equity interest in the Company. The Committee grants stock option awards based on salary, level of responsibility, and performance. All stock options are granted with an exercise price equal to the market price of the Common Stock on the date of grant. Incentive Stock Options vest in one year and have a 10-year term. Non-Statutory Options typically vest on the date of grant and have a 10-year term.

             During the fiscal year ended June 30, 2004, options to acquire 69,000 shares were awarded to officers of the Company.

             Chief Executive Officer. In evaluating the performance and setting the compensation of the Chairman and Chief Executive Officer, the Committee took into account the base salaries of chief executive officers of other mining companies, including some of the companies that are referenced in the XAU Gold Index which are listed in the Cumulative Total Shareholder Return Chart. The Committee also assessed Mr. Dempsey’s individual performance, including his leadership with respect to the development of long-term business strategies for the Company to improve its economic value. The Committee also evaluates the performance of the Company when making compensation decisions regarding the Chief Executive Officer. The Committee took into account the longevity of Mr. Dempsey’s service to the Company and its belief that Mr. Dempsey is an excellent representative of the Company to the public by virtue of his stature in the community and the industry in which the Company operates.

             The Committee believes that the Chairman and Chief Executive Officer, as well as the other officers of the Company, are strongly motivated and are dedicated to the growth of the Company and to increasing Stockholder value. Because of the leadership provided by the Chairman and other officers of the Company, the Committee felt that bonuses should be awarded for the Chairman as well as the other officers of the Company. Therefore, in fiscal 2004, a bonus of $150,000 was awarded to the Chairman, and bonuses totaling $275,000 were awarded to the other officers. A salary increase of $13,000 was given to the Chairman and the salaries of the other officers were also increased.

             This Report has been submitted by the following members of the Compensation, Nominating and Corporate Governance Committee of the Board of Directors:

John W. Goth, Chairman
James W. Stuckert
Pierre Gousseland

Directors’ Compensation

             During fiscal 2004, each non-employee director of the Company received an annual fee of $12,000 for service as a director. The outside directors’ fee has remained fixed at $12,000 per year since 1997. Since November 2001, non-employee directors have also received a fee in the amount of $500 for each scheduled Board meeting. In May 2003, the Board of Directors approved the Chairman of the Audit Committee to receive a yearly fee of $1,000 and for all Audit Committee members to receive a fee of $500 per meeting. There were no fees paid to the members of the Compensation, Nominating and Corporate Governance Committee.

             At a meeting of the Board of Directors in August 2004, it was recommended and approved that (1) each non-employee director of the Company receive an annual fee of $15,000, (2) the fee for each scheduled Board meeting be increased to $700; (3) the yearly fee for the Chairman of the Audit Committee be increased to $2,000; (4) the Chairman of the Compensation, Nominating and Corporate Governance Committee receive a yearly fee of $2,000; and (5) the members of the Compensation, Nominating and Corporate Governance Committee receive a fee of $500 per meeting.

             Pursuant to the Company’s Equity Incentive Plan, each non-employee director also is granted annually a Non-Statutory Option (“NSO”) to purchase 5,000 shares of Common Stock, at an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. Accordingly, on November 11, 2003, each non-employee director of the Company was granted 5,000 NSOs, at an exercise price of $18.75 per share. These options have a ten-year term and are exercisable immediately with respect to 2,500 shares and after 12 months with respect to the other 2,500 shares.

Price Performance Graph

             The following graph compares the cumulative total return on the Company’s Common Stock with the cumulative total return of two other stock market indices: Standard and Poor’s 500 Index and the Philadelphia Stock Exchange’s XAU Gold Index as of June 30, 2004. The Company believes that the XAU Gold Index is more representative of the gold mining industry whereas the Standard and Poor’s Gold Index reflects only one gold mining company.

COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN

(1)	S&P 500 Index. Represents the return an investor would have secured (assuming reinvestment of all dividends) on the basis of an investment of $100 in the 500 equity issues that make up the Standard and Poor’s 500 Index.

(2)	XAU Gold Index. Represents the return an investor would have secured (assuming reinvestment of all dividends) on the basis of an investment of $100 in the 12 equity issues that made up the XAU Gold Index as of June 30, 2004 (Agnico Eagle Mines Ltd., AngloGold Ashanti Ltd., Barrick Gold Corporation, Durban Roodepoort Deep, Freeport McMoran Copper & Gold, Gold Fields Ltd., Goldcorp Inc., Harmony Gold Mining Ltd., Kinross Gold Corporation, Meridian Gold Inc., Newmont Mining Corporation, and Placer Dome Inc.).

(3)	The material in this chart is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 2.

APPROVAL AND ADOPTION OF THE COMPANY’S 2004 OMNIBUS LONG-TERM INCENTIVE PLAN

             This section provides a summary of the terms of the 2004 Omnibus Long-Term Incentive Plan (the “Plan”) and the proposal to approve the Plan.

             The Board of Directors approved the Plan on October 6, 2004, subject to approval from Stockholders at the Annual Meeting. The Board of Directors is requesting Stockholders to approve and adopt the Plan because the Board believes the adoption and approval of the Plan is essential to the Company’s continued success. The purpose of the Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. In the judgment of the Board of Directors, an initial or increased grant under the Plan will be a valuable incentive and will serve to the ultimate benefit of Stockholders by aligning more closely the interests of participants in the Plan with those of the Company’s Stockholders.

             On the Record Date, the number of shares of Common Stock reserved for issuance under the 2004 Omnibus Long-Term Incentive Plan was equal to the sum of nine hundred thousand (900,000) shares of Common Stock and any shares of Common Stock available for grant (including shares which become available due to forfeitures of outstanding awards) under the Company’s Equity Incentive Plan. The aggregate number of shares of Common Stock which cumulatively may be available for issuance pursuant to awards other than options or SARs may not exceed four hundred fifty thousand (450,000). All shares of Common Stock issuable under the plan may be issued as incentive stock options. The number of shares reserved for issuance under the 2004 Omnibus Long-Term Incentive Plan will be increased by the number of shares of Common Stock repurchased with the proceeds from any option exercises. The number of shares added pursuant to stock repurchases with option proceeds shall not exceed the total amount of such option proceeds divided by the fair market value of the Common Stock on the date of the exercise of the applicable option. For this purpose, option proceeds include the cash paid for the option price and the tax benefit to the Company of such option exercise.

             On the Record Date, the closing price of our Common Stock was $15.75 per share. There are currently no participants in the 2004 Omnibus Long-Term Incentive Plan. Because participation and the types of awards under the 2004 Omnibus Long-Term Incentive Plan are subject to the discretion of the Compensation, Nominating and Corporate Governance Committee, the benefits or amounts that will be received by any participant or groups of participants if the 2004 Omnibus Long-Term Incentive Plan is approved are not currently determinable. On the Record Date, there were approximately six executive officers, eight employees and seven non-employee directors of the Company and its subsidiaries who were eligible to participate in the 2004 Omnibus Long-Term Incentive Plan.

             Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to approve the 2004 Omnibus Long-Term Incentive Plan.

Description of the Plan

             A description of the provisions of the Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the Plan, a copy of which is attached as Appendix C to this Proxy Statement.

             Administration. The Compensation, Nominating and Corporate Governance Committee is responsible for administering the Plan. Subject to the terms of the Plan, the Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the Plan.

             Common Stock Reserved for Issuance under the Plan. The Common Stock issued or to be issued under the Plan consists of authorized but unissued shares and treasury shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any Common Stock, then the number of shares of Common Stock counted against the aggregate number of shares available under the Plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the Plan.

             Eligibility. Awards may be made under the Plan to employees of or consultants to the Company or any of our affiliates, including any such employee who is an officer or director of the Company or of any affiliate, and to any other individual whose participation in the plan is determined to be in the best interest of the Company by the Board of Directors.

             Amendment or Termination of the Plan. The Board of Directors may terminate or amend the Plan at any time and for any reason. The Plan shall terminate in any event ten years after its effective date. Amendments will be submitted for Stockholder approval to the extent required by the Internal Revenue Code or other applicable laws, rules or regulations.

             Options. The Plan permits the granting of options to purchase shares of Common Stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

             The exercise price of each stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant. The fair market value is generally determined as the closing price of the Common Stock on The Nasdaq Stock Market on the determination date. In the case of certain 10% Stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee’s stock option from his or her former employer.

             The term of each stock option is fixed by the Compensation, Nominating and Corporate Governance Committee and may not exceed ten years from the date of grant. The Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. Additionally, the Committee may accelerate the exercisability of options.

             In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares of Common Stock (which if acquired from the Company have been held by the optionee for at least six months), or by means of a broker-assisted cashless exercise.

             Stock options and stock appreciation rights may not be repriced absent Stockholder approval. This provision applies to both direct repricings (lowering the exercise price of an outstanding grant) and indirect repricings (canceling an outstanding grant and granting a replacement grant with a lower exercise price).

             Stock options granted under the Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

             Other Awards. The Compensation, Nominating and Corporate Governance Committee may also award:

•	shares of unrestricted stock, which are shares of Common Stock at no cost or for a purchase price determined by the Committee which are free from any restrictions under the Plan. Unrestricted shares of Common Stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to participants.

•	restricted stock, which is shares of Common Stock subject to restrictions.

•	stock units, which are Common Stock units subject to restrictions.

•	dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of Common Stock.

•	stock appreciation rights, which are a right to receive a number of shares or, in the discretion of the Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Committee.

•	performance and annual incentive awards, ultimately payable in Common Stock or cash, as determined by the Committee. The Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount that need not bear a strictly mathematical relationship to these business criteria. The Committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the Committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent that the Committee so designates. Such employees include the chief executive officer and the five highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the “covered employees”).

             Effect of Certain Corporate Transactions. Certain change of control transactions involving the Company, such as a sale of the Company, may cause awards granted under the Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.

             Adjustments for Stock Dividends and Similar Events. The Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Plan, including the individual limitations on awards, to reflect Common Stock dividends, stock splits and other similar events.

             Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation. The Plan is designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

             To qualify as performance-based:

(1) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

(2) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

(3) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by shareholders of the corporation before payment is made in a separate vote; and

(4) the Committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

             In the case of compensation attributable to stock options, the performance goal requirement (summarized in (1) above) is deemed satisfied, and the certification requirement (summarized in (4) above) is inapplicable, if the grant or award is made by the Committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the Common Stock after the date of grant.

             Under the Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), are used exclusively by the Committee in establishing performance goals:

•	total stockholder return;

•	such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index;

•	net income;

•	pretax earnings;

•	earnings before interest expense, taxes, depreciation and amortization;

•	pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items;

•	operating margin;

•	earnings per share;

•	return on equity;

•	return on capital;

•	return on investment;

•	operating earnings;

•	working capital;

•	ratio of debt to stockholders’ equity;

•	revenue; and

•	free cash flow and free cash flow per share.

These business criteria may be calculated based on either Generally Accepted Accounting Principles (“GAAP”) or non-GAAP measures. In addition, these criteria may be measured on an absolute basis or on a relative basis (i.e., performance in relation to peer companies).

             Under the Internal Revenue Code, a director is an “outside director” of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director.

             The maximum number of shares of Common Stock subject to options or SARs that can be awarded under the Plan to any person is 100,000 per year. The maximum number of shares of Common Stock that can be awarded under the Plan to any person, other than pursuant to an option or SAR, is 100,000 per year. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $1,000,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is $2,000,000.

Federal Income Tax Consequences

             Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

             For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be a Company employee or an employee of a subsidiary of the Company from the date the option is granted through a date within three months before the date of exercise of the option.

             If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to the Company’s compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

             Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

             If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

             A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

             In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

             Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

             Stock Units. There are no immediate tax consequences of receiving an award of stock units under the Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

             Dividend Equivalent Rights. Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

             Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

             Performance and Annual Incentive Awards. The award of a performance or annual incentive award will have no federal income tax consequences for the Company or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

             Unrestricted Common Stock. Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock on the date of the award, reduced by the amount, if any, paid for such shares. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

New Plan Benefits

             On the Record Date, the number of shares of Common Stock reserved for issuance under the 2004 Omnibus Long-Term Incentive Plan was equal to 900,000 shares of Common Stock. On the Record Date, the closing price of our Common Stock was $15.75 per share. There are currently no participants in the 2004 Omnibus Long-Term Incentive Plan. Because participation and the types of awards under the 2004 Omnibus Long-Term Incentive Plan are subject to the discretion of the Compensation, Nominating and Corporate Governance Committee, the benefits or amounts that will be received by any participant or groups of participants if the 2004 Omnibus Long-Term Incentive Plan is approved are not currently determinable. On the Record Date, there were approximately six executive officers, eight employees and seven non-employee directors of the Company and its subsidiaries who were eligible to participate in the 2004 Omnibus Long-Term Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE APPROVAL AND ADOPTION
OF THE COMPANY’S 2004 OMNIBUS LONG-TERM INCENTIVE PLAN

AUDIT COMMITTEE AND RELATED MATTERS

             The information contained in the following Audit Committee Report shall not be deemed “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933 and the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Audit Committee Report

             The Company’s Audit Committee is comprised of three members who are “independent” within the meaning of such term under Rule 4200 (a)(15) of the NASD listing standards and the meaning of such term under the Sarbanes-Oxley Act of 2002 and regulations promulgated under the Act. Each member of the Audit Committee is able to read and understand fundamental financial statements and at least one member has past employment experience in finance or accounting or other comparable experience. The Committee actively oversees the Company’s financial condition and results of operations. The main function of the Audit Committee is to ensure that effective accounting policies are implemented and that internal controls are put in place in order to deter fraud, anticipate financial risks and promote accurate, high quality and timely disclosure of financial and other material information to the public markets, the Board of Directors and the Stockholders. The Audit Committee also reviews and recommends to the Board of Directors the approval of the annual financial statements and provides a forum, independent of management, where the Company’s auditors can communicate any issues of concern.

             The independent members of the Audit Committee believe that the present composition of the Committee accomplishes all of the necessary goals and functions of an audit committee as recommended by the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees and adopted by the U.S. stock exchanges and the Securities and Exchange Commission. The Board of Directors has adopted an amended and restated Charter for the Audit Committee. The Audit Committee Charter, as amended, is attached as Appendix A. The amended Charter specifies the scope of the Audit Committee’s responsibilities and how it should carry out those responsibilities.

             The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2004, with the Company’s management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm.

             Based on the review and discussions with the Company’s auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the U.S. Securities and Exchange Commission.

             This Report has been submitted by the following members of the Audit Committee of the Board of Directors:

James W. Stuckert, Chairman
John W. Goth
Donald Worth

Independent Auditors

             The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) to continue as the Company’s independent auditors to audit financial statements of the Company for the fiscal year ending June 30, 2005. Fees for services rendered by PwC for the fiscal years ended June 30, 2004 and June 30, 2003 are as follows:

             Audit Fees. Fees were $152,609 and $57,050 for the years ended June 30, 2004 and 2003, respectively. Included in this category are fees associated with the audit of the Company’s annual financial statements and review of quarterly statements, including statutory audits required domestically and internationally. Audit fees also include fees associated with consents, assistance with and review of documents filed with the SEC; other services in connection with statutory and regulatory filings or engagements, as well as accounting consultations billed as audit consultations and other accounting and financial reporting consultation and research work necessary to comply with generally accepted auditing standards.

             Audit-Related Fees. Fees were $14,921 and $0 for the years ended June 30, 2004 and 2003, respectively. Audit-related services principally include accounting consultations, audits in connection with employee benefit plans, proposed or completed acquisitions, and advisory and assistance with implementation of Sarbanes-Oxley Act Section 404 internal control reporting requirements.

             Tax Fees. Fees were $12,065 and $8,392 for the years ended June 30, 2004 and 2003, respectively. Fees for tax services include tax compliance, tax advice and tax planning.

             All Other Fees. Fees were $0 and $0 for the years ended June 30, 2004 and 2003, respectively.

Pre-Approval Policies and Procedures

             The Audit Committee has adopted a policy that requires advance approval for all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve certain permitted services, provided that the Chairman reports any such decisions to the Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all of the services described above for the Company’s 2004 fiscal year.

PROPOSAL 3.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

             The Audit Committee and the Board of Directors is seeking Stockholder ratification of its appointment of PwC, independent registered public accounting firm, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2005.

             The ratification of the appointment of PwC is being submitted to the Stockholders because the Audit Committee and the Board of Directors believes this to be good corporate practice. Should the Stockholders fail to ratify this appointment, the Audit Committee will review the matter.

             Representatives of PwC are expected to attend the Annual Meeting. They will have an opportunity to make a statement, if they so desire, and will have an opportunity to respond to appropriate questions from the Stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS INDEPENDENT AUDITORS OF THE COMPANY.

OTHER MATTERS

             The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his own judgment on such matters.

Stockholder Proposals

             Stockholder proposals intended to be presented at the 2005 Annual Meeting of Stockholders must be received by the Company at its principal executive office in Denver, Colorado, by June 10, 2005, if such proposals are to be considered timely and included in the proxy materials for the 2005 Annual Meeting of Stockholders. The inclusion of any Stockholder proposal in the proxy materials for the 2005 Annual Meeting of Stockholders will be subject to applicable rules of the Securities and Exchange Commission.

             Proxies for the 2005 Annual Meeting of Stockholders will confer discretionary authority to vote with respect to all matters of which the Company does not receive notice by August 24, 2005.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Karen P. Gross
Karen P. Gross
Vice President & Corporate Secretary

Denver, Colorado

October 8, 2004

             Upon the written request of any record holder or beneficial owner of Common Stock entitled to vote at the Annual Meeting, the Company will provide, without charge, a copy of its Annual Report on Form 10-K including financial statements and any required financial statement schedules, as filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2004. Requests for a copy of the Annual Report should be mailed, faxed, or sent via e-mail to Karen P. Gross, Vice President & Corporate Secretary, Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202-1132, 303-595-9385 (fax), or kgross@royalgold.com.

APPENDIX A

ROYAL GOLD, INC.

AUDIT COMMITTEE CHARTER

Revised August 24, 2004

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of at least three (3) directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors (which shall be guided by any applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements of the applicable securities market), would interfere with their exercise of independent judgment as a committee member. All members of the audit committee shall be financially literate, as such qualification is determined by the board of directors in its business judgment and must meet the experience requirements of the rules and regulations of the SEC and of the listing standards of the applicable stock market. In addition, at least one member of the committee shall have past employment experience in accounting or related financial management experience as the board of directors interprets such qualifications in its business judgment.

Compensation of Members

Compensation for service on the audit committee shall be limited to fees and compensation permitted under the rules and regulations of the SEC and the listing standards of the applicable stock market.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities to the shareholders relating to the accounting, audit and reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the board of directors, the independent auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting, audit and reporting practices of the corporation are in accordance with all requirements and are of the highest quality. While the audit committee has the responsibilities and duties set forth in this Charter, it is not the responsibility of the committee to plan and conduct the audits itself or to determine that the corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The committee’s responsibility in this regard is one of oversight and review.

The audit committee shall:

1.	Hold regular meetings at least quarterly and such special meetings as may be called by the Chairman of the Audit Committee, or senior management, or at the request of the independent auditors of the corporation.

2.	Be directly responsible for the appointment, compensation, oversight (including the resolution of disagreements between management and the independent auditors regarding financial reporting), and, where appropriate, replacement of the independent auditors engaged to audit the financial statements of the corporation and its divisions and subsidiaries or to perform other audit, review or attest services to the corporation. The independent auditors shall report directly to the audit committee.

3.	In connection with the appointment, compensation, retention and oversight of the independent auditors, meet with members of senior management and the financial management of the corporation who work with the independent auditors to review the scope of the proposed audit for the current year and the adequacy of the audit procedures to be utilized, and the appropriateness of the fees proposed to be charged for such services. The audit committee shall also solicit on a regular basis the views of management concerning the quality and timeliness of the independent auditor’s services.

4.	Meet with the independent auditors, senior management and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and to review and approve in advance all audit and non-audit related services to be performed by the independent auditors. The audit committee may delegate its authority to pre-approve non-audit services to one or more members of the committee to the extent permitted by applicable rules and regulations of the SEC and the listing requirement of the applicable stock market.

5.	Upon conclusion of the annual audit, review and discuss with the independent auditors, senior management and financial management of the corporation:

a.	The corporation’s financial statements and related notes;

b.	The independent auditors’ report on the financial statements;

c.	The management letter issued by the independent auditors, and any other material written communications between the independent auditors and management;

d.	Any disagreements that occurred during the audit between the independent auditors and management of the corporation;

e.	Whether the independent auditors are satisfied with the quality of disclosure and content of the financial statements to be presented to the shareholders;

f.	The conclusions of the independent auditors of the quality and acceptability of the corporation’s critical accounting principles and judgments used in preparing the financial statements, including the consistent application of such accounting principles, alternative accounting principles that have been discussed with management and the independent auditors’ preferred treatment;

g.	Any other matters required to be communicated to the independent auditors under Statements on Auditing Standards Nos. 61 and 90 (Communications with Audit Committees); and

h.	Based upon its reviews and discussions, determine whether to recommend to the board of directors that the audited financial statements be included in the corporation’s annual report on Form 10-K.

6.	Review the interim financial statements and the quarterly report on Form 10-Q with senior management and the financial management of the corporation and the independent auditors prior to filing the report with the SEC to determine that the independent auditors are satisfied with the disclosure and content of the financial statements and other information contained in the report.

7.	Provide for inclusion in the corporation’s proxy statement a report to shareholders as required by the rules and regulations of the SEC and the listing requirements of the applicable stock market.

8.	Review with the independent auditors and the corporation’s senior management and its financial and accounting personnel:

a.	The process and schedule for evaluating the corporation’s accounting and financial controls;

b.	Management’s evaluation of the adequacy and effectiveness of the accounting and financial controls of the corporation, including any material changes to such controls,

and the independent auditors’ report on management’s evaluation of the internal controls;

c.	Any actions being taken to correct any material weaknesses in such controls;

d.	The process to maintain and update internal control documentation and to address weaknesses in controls as they may occur.

9.	Elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

10.	Ensure the receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the corporation, consistent with Independence Standards Board Standard 1; actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and take appropriate action to ensure the independence of the independent auditor.

11.	Review the internal financial function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

12.	Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the corporation’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

13.	Review accounting and financial planning within the corporation, and set hiring policies for employees or former employees of the independent auditors.

14.	Review and approve any related-party business transactions, preferably in advance, in which the corporation’s officers or directors have an interest and that would be required to be reported by the corporation in its periodic reports pursuant to the rules and regulations of the SEC.

15.	Establish procedures for the receipt, retention and treatment of whistleblower or other complaints regarding accounting matters, internal accounting controls or audit practices of the corporation. Such procedures shall allow for the confidential, anonymous submission of complaints from employees of the corporation regarding any questionable accounting or auditing matters.

16.	Review the adequacy of the charter of the audit committee annually or more often if needed and submit any recommended changes to the board of directors for approval.

17.	Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

18.	Investigate any matter brought to its attention within the scope of its duties, with the power to retain, at the corporation’s expense, outside counsel, accountants, experts and other advisors for this purpose if, in its judgment, that is appropriate.

APPENDIX B

ROYAL GOLD, INC.

COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The Compensation, Nominating and Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Royal Gold (the “Company”) to (1) fulfill the Board’s responsibilities to oversee the Company’s compensation policies, plans and programs, and to review and determine the compensation to be paid to the Company’s executive officers and directors, as well as to prepare and review the Committee report included in the Company’s annual proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) in effect from time to time; (2) recommend director nominees for election or appointment to the Board; (3) make recommendations regarding Board organization and structure; and (4) develop and recommend to the Board corporate governance principles applicable to the Company.

Committee Membership

The Committee shall consist of three or more members of the Board. Members of the Committee shall be appointed and may be removed by the Board. All members of the Committee shall meet (1) the independence requirements of The NASDAQ National Market; (2) the “non-employee director” standard within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”) and the “outside director” standard within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”); and (3) any other legal requirements, including requirements under the federal securities laws.

Committee Authority and Responsibilities

A. Compensation

To implement the Committee’s purpose and policies, the Committee shall be charged with the duties and responsibilities set forth below. The Committee may supplement and, except as otherwise required by applicable law or the requirements of Nasdaq, deviate from these activities as appropriate under the circumstances. All recommendations from the Committee shall be submitted to the board for approval.

1.	Overall Compensation Strategy. The Committee shall review, modify (as needed) and approve the overall compensation strategy and policies for the Company, including:

•	evaluating and recommending to the Board the compensation plans and programs advisable for the Company, as well as modification or termination of existing plans and programs;

•	reviewing regional and industry-wide compensation practices and trends to assess the adequacy and competitiveness of the Company’s executive compensation programs among comparable companies in the Company’s industry; however, the Committee shall exercise independent judgment in determining the appropriate levels and types of compensation to be paid;

•	considering and deciding on management proposals regarding officer compensation including salary, bonus, stock option or other equity incentives, retirement, long-term disability and other management welfare and benefit plans; and

•	reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for the Company’s executive officers and other senior management, as directed by the Board.

2.	Compensation of Chief Executive Officer. The Committee shall consider and make recommendations to the Board regarding the compensation and other terms of employment of the Company’s Chief Executive Officer and shall evaluate the Chief Executive Officer’s performance in light of relevant corporate performance goals and objectives and his or her success in achieving any individual performance goals or objectives.

The Company’s Chief Executive Officer may not be present during voting or deliberations on the Chief Executive Officer’s compensation.

3.	Compensation of Other Officers. The Committee shall review and approve the individual and corporate performance goals and objectives of the Company’s other officers that are periodically established. The Committee shall determine the compensation and other terms of employment of these officers, taking into consideration the officer’s success in achieving any individual performance goals and objectives and the corporate performance goals and objectives deemed relevant to the officer as established by the Committee. The Chief Executive Officer may be present during these deliberations, but may not vote.

4.	Compensation of Directors. The Committee shall recommend to the Board the type and amount of compensation to be paid or awarded to Board members, including retainer, Board meeting, committee and committee chair fees, stock option grants or awards and any other compensation payable to a director.

5.	Administration of Benefit Plans. The Committee shall recommend to the Board the adoption, amendment and termination of the Company’s stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs. The Committee shall have full power and authority to administer these plans, establish guidelines, interpret plan documents, select participants, approve grants and awards, and exercise such other power and authority as may be permitted or required under such plans.

6.	Insurance Coverage. The Committee shall review and establish an appropriate insurance coverage strategy for the Company’s directors and officers.

7.	Report for Proxy. Prepare a report (to be included in the Company’s proxy statement) which describes (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based, (b) the relationship of such compensation to the Company’s performance, and (c) the Committee’s executive compensation policies applicable to executive officers, specifically addressing the other “named executive officers” included in the proxy statement.

  B. Nominating

1.	Recommendation of Candidates. The Committee shall evaluate the qualifications of potential candidates for director and recommend to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. This responsibility includes working with the full Board to establish criteria for Board membership, however, in selecting director nominees, the Committee should assess the nominee’s independence, as well as consider his or her experience, areas of expertise, diversity, perspective, broad business judgment and leadership, all in the context of an assessment of the perceived needs of the Board at that time.

In the event that the Company is legally required by contract or otherwise to provide third parties with the ability to designate directors, the selection and nomination of such directors need not be subject to the process set forth herein.

2.	Director Membership and Succession. The Committee shall annually review the organization of the Board in terms of Board procedures, the size and membership of the Board, and recommend to the Board the adoption of any changes the Committee believes necessary or desirable.

3.	Committee Structure and Membership. The Committee shall advise the Board with respect to the structure and operations of the various committees of the Board and qualifications for membership thereon, including policies for removal of members and rotation of members among other committees of the Board. The Committee shall also make recommendations to the Board regarding which directors should serve on the various committees of the Board.

4.	Stockholder Nominees. The Committee will consider director candidates recommended by stockholders, provided such written recommendations are submitted to the Secretary of the Company in accordance with the advance notice and other provisions of the Company’s Bylaws.

  C. Governance

1.	New Director Orientation. The Committee shall oversee the orientation and training of newly elected or appointed directors.

2.	Succession Planning. The Committee shall make recommendations to the Board regarding succession planning in the event of an emergency, retirement or other need to consider replacing the Chief Executive Officer.

3.	Board and Committee Evaluations. The Committee shall develop and recommend to the Board for its approval a process for self-evaluations of the Board and its committees.

4.	Compliance with Governance Rules. The Committee shall review and assess the Company’s compliance with the corporate governance guidelines and requirements established by The NASDAQ Stock Market and the requirements established under the Sarbanes-Oxley Act and by applicable laws and regulations, and shall recommend any proposed changes to the Board for approval.

5.	Stockholder Relations. The Committee shall review and make recommendations to the Board regarding stockholder relations, including the review of any stockholder proposals and procedures for stockholder communications with the Board.

  D. General

1.	Other Duties. The Committee shall perform such other duties as are delegated to it by the Board from time to time.

2.	Report to the Board. The Committee shall report its actions and recommendations to the Board at its next regularly scheduled Board meeting following any meeting of the Committee.

3.	Committee Charter. The Committee shall annually reassess the adequacy of this charter and recommend any proposed changes to this charter to the Board for its approval.

4.	Engagement of Search Firms and Other Advisors. The Committee shall have, in conjunction with senior management, the authority to retain and terminate compensation consultants, any search firm engaged to identify director candidates, and may retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have, in conjunction with senior management, the authority to approve fees and other terms relating to the retention of any such compensation consultants, search firm or other advisor.

5.	Delegation of Authority. The Committee may form and delegate authority to subcommittees of one or more members of the Committee as determined by the Committee to be necessary or advisable.

Adopted by the Board of Directors on August 25, 2004.

APPENDIX C

ROYAL GOLD, INC.

2004 OMNIBUS LONG-TERM INCENTIVE PLAN

i

ii

ROYAL GOLD, INC.

2004 OMNIBUS LONG-TERM INCENTIVE PLAN

      Royal Gold, Inc., a Delaware corporation (the “Company”), sets forth herein the terms of its 2004 Omnibus Long-Term Incentive Plan (the “Plan”), as follows:

1. PURPOSE

      The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2. DEFINITIONS

      For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

      2.1 “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

      2.2 “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 14) over a performance period of up to one year (the fiscal year, unless otherwise specified by the Committee).

      2.3 “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Rights, or cash award under the Plan.

      2.4 “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

      2.5 “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.

      2.6 “Board” means the Board of Directors of the Company.

      2.7 “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

      2.8 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

      2.9 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

      2.10 “Company” means Royal Gold, Inc..

      2.11 “Corporate Transaction” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or

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reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

      2.12 “Covered Employee” means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

      2.13 “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

      2.14 “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

      2.15 “Effective Date” means October 6, 2004, the date the Plan is approved by the Board.

      2.16 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

      2.17 “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

      2.18 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

      2.19 “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

      2.20 “Grantee” means a person who receives or holds an Award under the Plan.

      2.21 “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

      2.22 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

      2.23 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

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      2.24 “Option Price” means the exercise price for each share of Stock subject to an Option.

      2.25 “Option Proceeds” means, with respect to an Option, the sum of (i) the Option Price paid in cash, if any, to purchase shares of Stock under such Option, plus (ii) the value of all Federal, state, and local deductions to which the Company is entitled with respect to the exercise of such Option determined using the highest Federal tax rate applicable to corporations and a blended tax rate for state and local taxes based on the jurisdictions in which the Company does business and giving effect to the deduction of state and local taxes for Federal tax purposes.

      2.26 “Other Agreement” shall have the meaning set forth in Section 15 hereof.

      2.27 “Outside Director” means a member of the Board who is not an officer or employee of the Company.

      2.28 “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.

      2.29 “Plan” means this Royal Gold, Inc. 2004 Omnibus Long-Term Incentive Plan.

      2.30 “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

      2.31 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

      2.32 “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

      2.33 “SAR Exercise Price” means the per share exercise price of an SAR granted to a Grantee under Section 9 hereof.

      2.34 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

      2.35 “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

      2.36 “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

      2.37 “Stock” means the common stock, par value $.01 per share, of the Company.

      2.38 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

      2.39 “Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

      2.40 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

      2.41 “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

      2.42 “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

      2.43 “Unrestricted Stock” means an Award pursuant to Section 11 hereof.

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3. ADMINISTRATION OF THE PLAN

3.1. Board.

      The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2. Committee.

      The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 0 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

(i) Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as “outside directors” within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b — 3 (or its successor) under the Exchange Act and who comply with the independence requirements of the stock exchange on which the Common Stock is listed.

(ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

3.3. Terms of Awards.

      Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i) designate Grantees,

(ii) determine the type or types of Awards to be made to a Grantee,

(iii) determine the number of shares of Stock to be subject to an Award,

(iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares

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of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v) prescribe the form of each Award Agreement evidencing an Award, and

(vi) amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

      As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

      Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR which reduces the Option Price or SAR Exercise Price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower exercise price without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 17.

3.4. Deferral Arrangement.

      The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

3.5. No Liability.

      No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.6. Book Entry.

      Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.     STOCK SUBJECT TO THE PLAN

      Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be the sum of nine hundred thousand (900,000), and any shares of Stock available for grant (including shares which become available due to forfeitures of outstanding awards)

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under the Company’s Equity Incentive Plan. Notwithstanding the preceding sentence and also subject to adjustment as provided in Section 17 hereof, the aggregate number of shares of Stock which cumulatively may be available for issuance pursuant to Awards other than Awards of Options or SARs shall not exceed four hundred fifty thousand (450,000), and the aggregate number of shares of Stock that may be issued under the Plan shall not exceed nine hundred thousand (900,000). If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. If the Option Price of any Option granted under the Plan, or if pursuant to Section 18.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. The number of shares of Stock reserved under this Section 4 shall be increased by the number of any shares of Stock that are repurchased by the Company with Option Proceeds in respect of the exercise of an Option; provided, however, that the number of shares of Stock contributed to the number of shares reserved under this Section 4 in respect of the use of Option Proceeds for repurchase shall not be greater than: (A) the amount of such Option Proceeds divided by, (B) the Fair Market Value on the date of exercise of the applicable Option. The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of shares of Stock reserved pursuant to Section 4 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

5. EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1. Effective Date.

      The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

5.2. Term.

      The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in Section 5.3.

5.3. Amendment and Termination of the Plan.

      The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements.

6. AWARD ELIGIBILITY AND LIMITATIONS

6.1. Service Providers and Other Persons.

      Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time, (ii) any

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Outside Director, and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

6.2. Successive Awards.

      An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3. Limitation on Shares of Stock Subject to Awards and Cash Awards.

      During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(i) the maximum number of shares of Stock subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is one hundred thousand (100,000) per calendar year;

(ii) the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 hereof is one hundred thousand (100,000) per calendar year; and

(iii) the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any calendar year by any one Grantee shall be $1,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $2,000,000.

      The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.

6.4. Stand-Alone, Additional, Tandem, and Substitute Awards.

      Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Stock Units or Restricted Stock), or in which the Option Price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an Option Price “discounted” by the amount of the cash compensation surrendered).

7. AWARD AGREEMENT

      Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

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8. TERMS AND CONDITIONS OF OPTIONS

8.1. Option Price.

      The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2. Vesting.

      Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Company as provided in Section 5.1 hereof.

8.3. Term.

      Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

8.4. Termination of Service.

      Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5. Limitations on Exercise of Option.

      Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

8.6. Method of Exercise.

      An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

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8.7. Rights of Holders of Options.

      Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8. Delivery of Stock Certificates.

      Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.9. Transferability of Options.

      Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10. Family Transfers.

      If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11. Limitations on Incentive Stock Options.

      An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1. Right to Payment.

      An SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The Award Agreement for an SAR shall specify the grant price of the SAR, which may be fixed at the Fair Market Value of a share of Stock on the date of grant or may vary in accordance with a predetermined formula while the SAR is outstanding. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard

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to any Option or other Award. An SAR granted in tandem with an outstanding Option following the Grant Date of such Option may have a grant price that is equal to the Option Price, even if such grant price is less than the Fair Market Value of a share of Stock on the grant date of the SAR.

9.2. Other Terms.

      The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

10. TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1. Grant of Restricted Stock or Stock Units.

      Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

10.2. Restrictions.

      At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 14.1 and 14.2. Notwithstanding the foregoing and except in the case of accelerated vesting for Grantees whose age plus years of Service total at least sixty-five (65), (i) Restricted Stock that vests solely by the passage of time shall not vest in full in less than three (3) years from the Grant Date and (ii) Restricted Stock for which vesting may be accelerated by achieving performance targets shall not vest in full in less than one (1) year from the Grant Date. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

10.3. Restricted Stock Certificates.

      The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.4. Rights of Holders of Restricted Stock.

      Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to

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Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

10.5. Rights of Holders of Stock Units.

10.5.1. Voting and Dividend Rights.

      Unless the Board otherwise provides in an Award Agreement, holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

10.5.2. Creditor’s Rights.

      A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6. Termination of Service.

      Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

10.7. Purchase of Restricted Stock.

      The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

10.8. Delivery of Stock.

      Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11. TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

      The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

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12. FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1. General Rule.

      Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2. Surrender of Stock.

      To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company and if so required by the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

12.3. Cashless Exercise.

      With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.

12.4. Other Forms of Payment.

      To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

13. TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1. Dividend Equivalent Rights.

      A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

13.2. Termination of Service.

      Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

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14. TERMS AND CONDITIONS OF PERFORMANCE AND ANNUAL INCENTIVE AWARDS

14.1. Performance Conditions.

      The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 14.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

14.2. Performance or Annual Incentive Awards Granted to Designated Covered Employees.

      If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.2.

14.2.1. Performance Goals Generally.

      The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

14.2.2. Business Criteria.

      One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders’ equity; (15) revenue and (16) free cash flow and free cash flow per share. Business criteria may be measured on an absolute basis or on a relative basis (i.e., performance relative to peer companies) and on a GAAP or non-GAAP basis.

14.2.3. Timing For Establishing Performance Goals.

      Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

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14.2.4. Performance or Annual Incentive Award Pool.

      The Committee may establish a Performance or Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance or Annual Incentive Awards.

14.2.5. Settlement of Performance or Annual Incentive Awards; Other Terms.

      Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

14.3. Written Determinations.

      All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

14.4. Status of Section 14.2 Awards Under Code Section 162(m).

      It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 14.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15. PARACHUTE LIMITATIONS

      Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements,

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would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

16. REQUIREMENTS OF LAW

16.1. General.

      The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2. Rule 16b-3.

      During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

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17. EFFECT OF CHANGES IN CAPITALIZATION

17.1. Changes in Stock.

      If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

17.2.	Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction.

      Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

17.3. Corporate Transaction.

      Subject to the exceptions set forth in the last sentence of this Section 17.3 and the last sentence of Section 17.4:

(i) upon the occurrence of a Corporate Transaction, all outstanding shares of Restricted Stock and all Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed and the shares of stock subject to such Stock Units shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and

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(ii) either of the following two actions shall be taken:

(A) fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(B) the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

      With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

      This Section 17.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Restricted Stock and Stock Units theretofore granted, or for the substitution for such Options, SARs, Restricted Stock and Stock Units for new common stock options and stock appreciation rights and new common stock restricted stock and stock units relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs, Restricted Stock and Stock Units theretofore granted shall continue in the manner and under the terms so provided.

17.4. Adjustments.

      Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2 and 17.3.

17.5. No Limitations on Company.

      The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18. GENERAL PROVISIONS

18.1. Disclaimer of Rights.

      No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere

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in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2. Nonexclusivity of the Plan.

      Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

18.3. Withholding Taxes.

      The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. In no case shall the shares withheld or delivered exceed the minimum required Federal, state, and FICA statutory withholding rates. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

18.4. Captions.

      The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5. Other Provisions.

      Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

18.6. Number and Gender.

      With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

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18.7. Severability.

      If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8. Governing Law.

      The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

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PROXY	PROXY

ROYAL GOLD, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edwin W. Peiker, Jr. and John W. Goth, or either of them, as attorneys, agents and proxies (the “Proxy Holders”), each with full power of substitution to vote, as designated below, all the shares of Common Stock of Royal Gold, Inc. held of record by the undersigned on September 17, 2004, at the Annual Meeting of Stockholders of Royal Gold, Inc. (the “Meeting”) which will be held on November 10, 2004, at the Oxford Hotel, Sage Room, 1600 Seventeenth Street, Denver, Colorado, at 9:30 A.M., Mountain Standard Time, or at any postponement or adjournment thereof.

The Board of Directors recommends a vote IN FAVOR OF proposals 1, 2 and 3.

1.	PROPOSAL to elect as Class II Directors for a term of three years (term to expire in 2007) or until each such Director’s successor is elected and qualified, each of the following nominees:

FOR ALL NOMINEES LISTED (except as marked to the contrary)

WITHHOLD AUTHORITY to vote for all nominees listed

Pierre Gousseland Merritt E. Marcus James W. Stuckert

INSTRUCTION: To withhold authority to vote for any single nominee, draw a line through the nominee’s name above.

2.	PROPOSAL to approve and adopt the Company’s 2004 Omnibus Long-Term Incentive Plan.

FOR AGAINST ABSTAIN

3.	PROPOSAL to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending June 30, 2005.

FOR AGAINST ABSTAIN

In their discretion, the Proxies are also authorized to vote all of the shares of the undersigned upon such other business as may properly come before the Meeting. Management and Directors are not currently aware of any other matters to be presented at the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2
AND 3.

The undersigned acknowledges receipt of this Proxy and a copy of the Notice of Annual Meeting and Proxy Statement, dated October 8, 2004.

Dated

(Signature)

(Signature if Held Jointly)

Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please sign, date and return this Proxy promptly.